Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Harry Bagot, certify that:

(1)     I have reviewed this annual report on Form 10-K of US Fuel Corporation, successor in interest to Nuclear Solutions, Inc., (Registrant).

(2)     Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

(3)    [Intentionally omitted];

(4)    [Intentionally omitted];

(5)    [Intentionally omitted].

By:	/s/ Harry Bagot
Harry Bagot

Chief Executive Officer	Dated: December 18, 2013